                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15 (d) of the
                       Securities and Exchange Act of 1934


                       Date of Report:  December 30, 2002
              (Date of earliest event reported):  December 13, 2002


                               RCM INTERESTS, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                          0-49647             75-2926438
   (State or other jurisdiction of    (Commission File      (I.R.S.Employer
  incorporation or organization)          Number)          Identification No.)




                41  University  Drive
               Newton,  Pennsylvania                            18940
       (Address  of  Principal  Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code:  (215)497-9170



================================================================================

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

As previously announced, RCM Interests, Inc. (the "Company") entered into that certain Merger Agreement (the "Merger Agreement") by and among the Company, RCM Interests, Inc. Acquisition Corp. (a wholly owned subsidiary of the Company "Acquisition Corp.") and Graphco Technologies, Inc. ("Graphco") (the "Merger Transaction").

On December 13, 2002 the Closing of said merger took place pursuant to the terms and conditions as set forth in the Merger Agreement. On such date Graphco merged with and into Acquisition Corp. subject to and pursuant to the terms and conditions of the Merger Agreement, all of the outstanding shares of Graphco Common Stock issued and outstanding on the Closing Date, by virtue of the Merger and without any action on the part of the holders thereof, were automatically converted into 17,351,553 shares of Common Stock of the Company which were issued to Graphco.

In connection with the Merger Transaction, Graphco has entered into redemption transaction with Ronald C. Morgan, wherein Ronald C. Morgan cancelled, at the Closing, 9,562,269 of his shares of the Company's common stock. In consideration for his cancellation of said shares Graphco agreed pay to Ronald C. Morgan the sum of $150,000 of which $75,000 was paid at the closing and an additional
$75,000  will  be  paid  pursuant  to  a  promissory  note.

The sole officer and director of the Company holding a position prior to the Closing, Ronald C. Morgan, resigned and was replaced by management of Graphco.

ITEM  7.  FINANCIAL  STATEMENT,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS.


(a) Financial Statements of Business Acquired The financial statements of Graphco Technologies, Inc. are not included with this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Current Report on Form 8-K Amendment as soon as practicable, but not later than February 28, 2003.

(b) Pro Forma Financial Information Pro forma financial information is not included with this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment of this Current Report on Form 8-K as soon as practicable, but not later than February 28, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December  30,  2002                               RCM  Interests,  Inc.
                                                  (Registrant)


                                                   By:  /s/  Melvin  H. Stein
                                                     -----------------------

                                                   President  and  Chief
                                                    Executive  Officer